MERRILL LYNCH U.S.A. GOVERNMENT RESERVES
Supplement Dated August 12, 2008
to the Prospectus dated December 21, 2007

The Prospectus of Merrill Lynch U.S.A. Government Reserves is amended as follows:.

The section in the Prospectus captioned “Your Account — Dividends and Taxes” on page 18 is amended to replace the first paragraph with the following:

The Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Dividends that are declared but unpaid will remain in the gross assets of the Fund and will, therefore, continue to earn income for the Fund’s shareholders. In most cases, shareholders will receive statements monthly or quarterly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption, except where they request a transaction that settles on a same-day basis. In that case, unless otherwise requested, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. The Fund intends to make distributions, most of which will be taxed as ordinary income. Capital gains paid by the Fund may be taxable to you at different rates depending on how long the Fund has held the assets sold.

Code #-10152-1207-SUP